UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




   Date of report (Date of earliest event reported):  September 19, 2001




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)





    Maryland                      1-14045                 36-4219376
-----------------             -----------------       ------------------
(State or other               (Commission File        (IRS Employer
jurisdiction of                Number)                Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD           20814
---------------------------------------------         ----------
(Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code 301/941-1500




                              Not Applicable
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)












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


ITEM 9.  REGULATION FD DISCLOSURE.

     On September 19, 2001 LaSalle Hotel Properties ("the Company") issued a press release rescinding its prior guidance for 2001 and 2002.








      NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.




















































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              LASALLE HOTEL PROPERTIES



Dated:  September 19, 2001    By:   /s/ Hans S. Weger
                                    -----------------------------------
                                    Hans S. Weger
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer



















































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


                               EXHIBIT INDEX


Exhibit
Number            Description
--------          -----------


Exhibit 99.1      Press release dated September 19, 2001.